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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 2, 1998
                                                 -------------------


                              CNBT BANCSHARES, INC
             (Exact name of registrant as specified in its charter)


         Texas                     000-24553       76-0575813
(State or other jurisdiction      Commission     (IRS Employer
  of incorporation)              File Number)   Identification No.)


                5320 Bellaire Boulevard, Bellaire, Texas 77401
              (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code     713-661-4444
                                                        ----------------



Item 5. Other Events.

     On July 2, 1998, CNBT Bancshares, Inc., a Delaware corporation (the "Holding Company"), and Citizens National Bank of Texas, a national banking association (the "Bank") consummated the Plan and Agreement of Merger dated as of May 20, 1998, among the Bank, Citizens Bank, National Association, an interim national bank and subsidiary of the Holding Company (the "Interim Bank"), and the Holding Company, pursuant to which the Bank was merged with and into the Interim Bank and became a subsidiary of the Holding Company and each share of Common Stock, $2.03 par value, of the Bank was converted into one share of Common Stock, $1.00 par value, of the Holding Company. Shares of the Common Stock of the Holding Company will continue to quoted on the Nasdaq National Market under the symbol "CNBT."

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Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number                Description

          2 Plan and Agreement of Merger dated as of May 20, 1998, among Citizens National Bank of Texas, Citizens Bank, National Association, and CNBT Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, File No. 333-50039).

          99.1 Press Release of the Registrant dated July 8, 1998, relating to the consummation of reorganization.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersign hereunto duly authorized.

                                 CNBT BANCSHARES, INC.



Dated July 9, 1998
                                 By /s/ Randall W. Dobbs
                                   ----------------------------------
                                   Randall W. Dobbs, Vice President

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                                 Exhibit Index



Exhibit                                                         Sequentially
  No.               Description                                 Numbered Page


   2                Plan and Agreement of Merger dated as
                    of May 20, 1998, among Citizens National
                    Bank of Texas, Citizens Bank, National
                    Association, and CNBT Bancshares, Inc.
                    (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, File No. 333-50039).

  *99.1             Press Release of the Registrant dated              4
                    July 8, 1998, relating to the consummation of the reorganization.

_______________
* Filed herewith

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